EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
           1200 South Beckham o P. O. Box 6910 o Tyler, TX 75711-6910
                         903-593-1767 o Fax 903-593-1094


                                  NEWS RELEASE

For verification, contact:         Gerald W. Free, Vice Chairman/President/CEO
                                   Derrell W. Chapman, Vice President/COO/CFO

Telephone:  (903) 593-1767
Fax:        (903) 593-1094

For immediate release:  February 7, 2000

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                       EAST TEXAS FINANCIAL SERVICES, INC.
                   REPORTS EARNINGS AND DECLARES CASH DIVIDEND

Tyler, Texas, February 7, 2000, - - - East Texas Financial Services, Inc., (OTC Bulletin Board: ETFS.OB), the holding Company for First Federal Savings and Loan Association of Tyler, Texas, today reported that consolidated net income for the three months ended December 31, 1999, was $93,758 or $0.08 per common share, compared to $150,031 or $0.11 per common share reported for the same period in 1998.

Net income for the three months ended December 31, 1998 was restated to reflect an adjustment by the Company's independent auditors at September 30, 1999. Other noninterest income was decreased by $39,000 and income tax expense was decreased by $13,260 to reflect the restatement. The restatement was related to the recovery of a deficiency judgement against a borrower filed in a prior period. The recovery was reported as other non-interest income at December 31, 1998 and was restated and added to the Company's general valuation allowance at the September 30, 1999 audit.

In conjunction with the release of earnings, Mr. Free announced that the Company would continue its quarterly cash dividend of $0.05 per share to be paid on February 23, 2000 to stockholders of record as of February 8, 2000. The annualized dividend yield is approximately 1.67% based on the most recent market price of $12.00.

Over the past three months,  shares of the Company's  stock have traded  between
$9.25 and $14.50 per share. At December 31, 1999, the Company had 1,162,320 shares of stock outstanding and a book value per share of approximately $14.28.

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported, at December 31, 1999, as 11.143% for both tangible and core ratios. The minimum regulatory requirements for tangible and core capital ratios were 1.50% and 4.00% respectively. The Association's risk-based capital ratio was 27.539% at quarter end as compared to the minimum 8.0% regulatory requirement.

At December 31, 1999, non-performing assets totaled $296,000 or 0.19% of total assets as compared to $768,000 or 0.50% of total assets at September 30, 1999. Non-performing loans equaled $293,000 or 0.43% of loans receivable at December 31, 1999, compared to $768,000 or 1.14% at September 30, 1999. Classified assets were reported as $776,000 or 0.49% of total assets at December 31, 1999, compared to $1.1 million or 0.71% of total assets at September 30, 1999.

East Texas Financial Services, Inc., is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates three full service offices and two loan agencies in the Tyler area.

The Company's stock is traded under the symbol "ETFS" on the OTC Electronic Bulletin Board.

                       - selected financial data follows -

                       EAST TEXAS FINANCIAL SERVICES, INC.
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                    December 31, 1999  September 30, 1999
                                                                    -----------------  ------------------
                                                                       (Unaudited)
                                     ASSETS
Cash and due from banks                                                $   1,163,132    $   1,019,937
Interest-bearing deposits with banks                                       2,937,708          974,627
Interest-earning time deposits with financial institutions                 1,779,000        2,461,617
Federal funds sold                                                                 0                0
Investment securities available-for-sale                                   6,402,048        5,918,750
Mortgage-backed securities available-for-sale                             37,328,454       32,893,809
Investment securities held-to-maturity (estimated market
         value of $27,704,425 at December 31, 1999, and
         $29,948,866 at September 30, 1999)                               28,487,720       30,481,413
Mortgage-backed securities held-to-maturity (estimated
         market value of $5,354,295 at December 31, 1999
         and $5,949,914 at September 30, 1999)                             5,270,500        5,806,975
Loans receivable, net of allowance for credit losses of $270,084
         at December 31, 1999 and $270,039 at September 30, 1999          68,497,448       67,250,334
Accrued interest receivable                                                1,167,089        1,167,245
Federal Home Loan Bank stock, at cost                                      2,760,800        2,283,000
Premises and equipment                                                     2,601,483        2,607,213
Foreclosed real estate, net of allowance of $-0-                                   0                0
Mortgage servicing rights                                                    263,800          266,010
Other assets                                                                 996,523          593,991
                                                                       -------------    -------------

         Total Assets                                                  $ 159,655,705    $ 153,724,921
                                                                       =============    =============


         LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
         Noninterest deposits                                          $   3,927,984    $   2,021,914
         Interest-bearing deposits                                        82,408,019       85,517,925
                                                                       -------------    -------------
             Total deposits                                               86,336,003       87,539,839

         FHLB advances                                                    54,472,684       45,057,877
         Notes payable to other banks                                      1,500,000                0
         Advances from borrowers for taxes and insurance                     110,600          823,755
         Federal income taxes

                       Current                                                43,193              -0-
                       Deferred                                              120,458          108,184
         Accrued expenses and other liabilities                              477,731        1,775,938
                                                                       -------------    -------------
Total liabilities                                                        143,060,669      135,305,593
                                                                       -------------    -------------

Stockholders' equity:
         Preferred stock, $0.01 par value, 500,000
            shares authorized, none outstanding
         Common stock, $0.01 par value, 5,500,000 shares authorized,
            1,884,492 shares issued and 1,162,320 outstanding                 18,845           18,845
         Additional paid-in-capital                                       12,397,167       12,397,167
         Deferred compensation - RRP shares                                  (67,889)         (96,985)
         Unearned employee stock ownership plan shares                      (442,059)        (442,059)
         Unrealized gain/(loss) available-for-sale securities (net)         (148,174)        (148,174)
         Retained earnings (substantially restricted)                     13,704,428       13,675,391
         Treasury stock, 722,172 shares at cost                           (8,867,282)      (6,984,857)
                                                                       -------------    -------------

                       Total stockholder's equity                         16,595,036       18,419,328
                                                                       -------------    -------------

                       Total liabilities and stockholders' equity      $ 159,655,705    $ 153,724,921
                                                                       =============    =============

                       EAST TEXAS FINANCIAL SERVICES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                             Three Months
                                                           Ended December 31,
                                                              (Unaudited)
                                                         1999            1998
                                                      -----------    -----------
INTEREST INCOME
     Loans receivable:
         First Mortgage                               $ 1,143,396    $ 1,122,187
         Consumer and other loans                         169,390         76,009
     Securities available for sale:
         Investment securities                             37,159         14,535
         Mortgage-backed securities                       577,956        264,320
     Securities held to maturity:
         Investment securities                            582,503        467,306
         Mortgage-backed securities                        88,002        178,700
     Deposits with banks                                   23,621         33,083
                                                      -----------    -----------

              Total interest income                     2,622,027      2,156,140
                                                      -----------    -----------

INTEREST EXPENSE
     Deposits                                           1,021,580      1,083,531
     FHLB advances                                        728,342        251,218
     Interest expense other bank borrowings                14,688              0
                                                      -----------    -----------

              Total interest expense                    1,764,610      1,334,749
                                                      -----------    -----------

              Net interest income before
                 provision for loan losses                857,417        821,391

     Provision for loan losses                                  0              0
                                                      -----------    -----------

              Net interest income after
                provision for loan losses                 857,417        821,391
                                                      -----------    -----------



NONINTEREST INCOME
     Gain(loss) on sale of interest-earning assets         12,208         76,476
     Loan origination and commitment fees                  11,959         23,608
     Loan servicing fees                                   14,917         10,783
     Gain on foreclosed real estate                          (410)         2,370
     Other                                                 21,225         15,462
                                                      -----------    -----------

              Total noninterest income                     59,899        128,699
                                                      -----------    -----------

NONINTEREST EXPENSE
     Compensation and benefits                            587,853        510,075
     Occupancy and equipment                              112,561         72,605
     SAIF deposit insurance premium                         2,091         12,984
     Loss on foreclosed real estate                             0          2,069
     Other                                                 65,585        116,536
                                                      -----------    -----------

              Total noninterest expense                   768,090        714,269
                                                      -----------    -----------

Income (loss) before provision for income taxes           149,226        235,821

Income tax expense (benefit)                               55,468         85,790
                                                      -----------    -----------

NET INCOME (LOSS)                                     $    93,758    $   150,031
                                                      ===========    ===========


Earnings per common share and earnings per
      common share - assuming dilution                        .08            .11